

EDGEN GROUP

CONNECTING SPECIALIZED PRODUCTS TO ENERGY & INFRASTRUCTURE APPLICATIONS








BB&T – 2013 Commercial and Industrial Conference

March 21, 2013


UPSTREAM
MIDSTREAM
DOWNSTREAM
POWER
NUCLEAR
CIVIL
MINING

Disclosures

This presentation is based on management's current beliefs and assumptions, which in turn are based on currently available information. All statements and other information contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements about our business strategy, growth opportunities and leverage targets. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission ("SEC"), including our Form 10-K for the 2012 year and subsequent filings. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. This presentation may contain data from third party sources. You should assume we have not independently verified the accuracy of such third party information.

You should assume that the information in this presentation is accurate only as of the date on the front cover of this presentation. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time. Any such updating may be made through the filing of documents with the SEC, through press releases or through other public disclosure, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

This presentation may include financial information not prepared in accordance with U.S. generally accepted accounting principles (including, without limitation, EBIT, EBITDA, adjusted EBITDA, adjusted EBITDA Margin, operating efficiency, net sales per employee, and variations thereof). These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures have material limitations as analytical tools, are not a measurement of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to or superior to GAAP measures such as net income, operating income, net cash flows provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP. See the following presentation and our website www.edgengroup.com for a definition of these Non-GAAP measures and as appropriate, a reconciliation to their most directly comparable financial measures calculated in accordance with GAAP.

Edgen Group Snapshot

- **Leading global distributor of highly engineered, specialty steel products to the energy and infrastructure market**
- **Operating through two segments:**
  - Energy and Infrastructure ("E&I") Segment
  - Oil Country Tubular Goods ("OCTG") Segment
- **Global Presence**
  - 36 global locations including 5 regional distribution hubs, satellite distribution centers, and sales offices in 15 countries on 5 continents
  - 2012 net sales : $2.1 billion
  - 2011 net sales : $1.7 billion
- **End-markets include upstream - onshore & offshore, midstream, and downstream energy and refining, and other - mining, power and civil infrastructure**
- **597 employees worldwide at December 31, 2012**
- **Listed on the NYSE under ticker symbol "EDG"**





Successful History of Acquisitions and Platform Built for Growth

EDGEN GROUP



2012:
$2,059MM
33% Revenue CAGR
Annual Sales:
2004:
$207MM
Bourland & Leverich Founded
Thomas Pipe & Steel Founded
Thomas Pipe & Steel + 5 acquisitions: Edgen Corp Formed
JCP and Mgmt. acquire Edgen Corp.
Western Flow Products Acquisition
Murray International Metals Acquisition
Edgen Murray Formed
Equipment Valve and Supply Acquisition
PetroSteel International Acquisition
JCP and EM acquire Bourland & Leverich (B&L)
Edgen Group Formed, IPO, HSP and Eterniti Acquisitions
1935
1983
2002
2005
2006
2007
2008
2009
2010
2011
2012

- Serving the energy industry for over 75 years
- Acquired 8 businesses since 2005 to build complementary portfolio and global footprint
- Expanded our product lines in end-markets
- Recently established a presence in growth markets including Austria, Norway, Qatar & South Korea

Positioned for Continued Growth and Future Success

Note: 2004 – 2012 compound annual growth rate based on actual Edgen Murray results for 2004 and Edgen Group results for 2012.

The Edgen Group Approach

Focus on Specialized Products

- Relationships critical
- Essential to project and operations pathway
- Technical expertise valued

Target Opportunities to Add Value

- Partner with customers
- Supply complementary products
- Leverage adjacent end-markets

Agile and Responsive

- Respond to customers
- Monitor and support progress/developments
- Anticipate change

Asset Light Business Model and High Operating Leverage

- Efficient use of assets with minimal investment required for growth
- High operating leverage and cash flow conversion

Selectively Acquire and Integrate Additional Market Leaders

- Accretive
- Experienced management team
- Proven track record of integration

What We Sell

Plate



- High yield structural grades
- Offshore quality grades
- Arctic steels
- Clad material
- Shipbuilding steels
- Specialty steels
  - Proprietary and modified steels
  - Abrasion resistant
  - Armor plates
- Stainless
- Duplex and super-duplex
- Nickel alloy

Sections



- Highly engineered sections
  - Universal beams and columns
  - Channels
  - W sections
  - S sections
  - C sections
  - Equal and unequal angles
  - Flat and round bars
  - Bulb flats

Pipe & Tube and Components



- Structural applications
  - Seamless
  - SAW/ERW
  - Sections
- Process applications
  - Seamless and welded
  - Low and high temp carbon steel
- OCTG
  - Seamless and welded tubing and casing
  - Premium connections
  - Tubular accessories
- Pipe components
  - Fittings
  - Flanges
  - Gaskets

Valves



- Ball valves
- Gates, globes and checks
  - Forged steel valves
  - Alloy valves
  - Wafer check valves
- Butterfly
- Actuation packages
- Plug valves
- Check valves
- Bleeder plugs
- Manual actuation accessories
- Automation controls

Project Mgmt. and Services



- Project Mgmt.
  - Market consultation
  - Technical guidance
  - Supply chain management
- Services
  - Cutting
  - Coating and finishing
  - Custom fabrication
  - Valve automation
  - Testing

Critical Partner to Major Global Suppliers and Customers

EDGEN GROUP

Value-Add for Suppliers

- Global market access
- Sales and marketing support
- Reduced investment in working capital
- Consistent, high-volume purchaser
- Knowledge of customer spending plans and material requirements
- Global network of 36 sales offices in key locations

Suppliers

TMK IPSCO
TATA
CAMERON
V&M Vallourec & Mannesmann Tubes
USS
DILLINGER HÜTTE
Tenaris
voestalpine

EDGEN GROUP

Customers

Anadarko Petroleum Corporation
DRIL-QUIP
ExxonMobil
bp
GE Oil & Gas
Laredo Energy
Bill Barrett Corporation
Shell
Chevron
FLUOR

Value-Add for Customers

- Broad specialized product portfolio
- Global logistical support and procurement services
- Understanding of supplier pricing, capacity and lead times
- Technical expertise and product selection consultation
- Capital, scale and footprint to supply large volume projects and MRO requirements
- Critical inventory available near major domestic and international hydrocarbon producing regions

Customer relationships of 20+ years provide stable MRO, project and onshore drilling program sales
Supplier relationships of 25+ years yield favorable pricing, allocation and lead times

Local Business Model with Global Reach

- Strategic sales offices serving key customer decision makers in high growth markets
- Flexible distribution channels comprised of regional distribution hubs, satellite distribution centers, and third party providers
- Key Markets

– Bakken	– North Sea
– Eagle Ford	– West Africa
– Permian	– Middle East
– Canada	– Caspian
– Latin America	– India
– Mexico	– China
– Brazil	– Australia


Corporate HQ
Edgen Offices and/or Distribution Centers
Distribution Hubs

Act Quickly: Respond to Customers, Follow Growth and Adapt to Change

EDGEN GROUP

Global Energy and Infrastructure Market Presence

RESOURCE DEVELOPMENT
(Commodity Exposure)

Upstream
- ✓ Offshore rigs
- ✓ Onshore rigs
- ✓ Production facilities

Midstream
- ✓ Compression
- ✓ Gathering
- ✓ Processing
- ✓ LNG
- ✓ Transmission
- ✓ Storage
- ✓ Gas Distribution

Downstream / Process
- ✓ Refining
- ✓ Petrochemical

Other Infrastructure
- ✓ Power Generation
  - Fossil Fuel
  - Nuclear
  - Renewables
- ✓ Civil Construction
- ✓ Mining

INFRASTRUCTURE DEVELOPMENT
(Global Macroeconomic Exposure)









Target Activity Across Regions and Segments



Oil Sands Projects and Supply Agreements
Shale Drilling, Gathering and Field Sales, and Civil
Jack Ups and Petrochem
Pipelines, Refining and Mining
Jack Ups, Conductor & Subsea
Conductor and Sub-sea
Conductor and Sub-sea
Rig Construction, Upstream & Downstream Processing and Civil
Downstream and Power Fabrication
Jack Ups, Rig Construction and Conductor, Upstream & Downstream Processing
Mining, LNG and Pipelines

Americas and OCTG	EMEA	APAC

Edgen Group Net Sales Breakdown

2012 Net Sales By Order Type


MRO
11%
Project
44%
Onshore
Drilling
Programs
45%

2012 Net Sales By End-Market


Other
7%
Downstream
5%
Midstream
21%
Upstream
Onshore
45%
Upstream
Offshore
22%

2012 Net Sales By Geography(1)


UAE
3%
Singapore
8%
United
Kingdom
9%
Canada
1%
United
States
79%

(1) Net sales by geography based on the location of the entity selling the products.

Strong Net Sales and Adjusted EBITDA Growth

Net Sales ($MM)



64%
2,500
2,000
1,500
1,000
500
0
1,255
1,675
2,059
2010PF
2011A
2012A

Adjusted EBITDA ($MM and %)



67%
175
150
125
100
75
50
25
-
14
12
10
8
6
4
2
0
87
125
145
6.9
7.5
7.0
2010PF
2011A
2012A
Adj. EBITDA
Margin

2012 Growth – 99% Organic

Note: Adjusted EBITDA is defined as net income (loss) plus interest expense, provision for income taxes, depreciation and amortization expense and further adjusted for impairment of goodwill in 2010, transaction costs, loss on prepayment of debt, and equity-based compensation expense. Net Sales and Adjusted EBITDA for 2010 is pro forma to reflect the operating results of Bourland & Leverich as if it had been acquired on January 1, 2010.

Significant Operating Leverage

SG&A Expense as a % of Net Sales ($MM)



1,255
1,675
2,059
6.5
5.4
5.0
2010PF(1)
2011A
2012A
● SG&A as a % of Net Sales

Net Sales per Employee ($MM)



2.5
3.1
3.6
2010PF(1)
2011A
2012A

Operating Efficiency[(2)]



1.43
1.67
1.79
2010PF(1)
2011A
2012A

Capital Expenditures ($MM)



14.0
3.0
3.5
2010PF(1)
2011A
2012A

(1) 2010PF presented as if the acquisition of B&L had occurred on January 1, 2010 and was consolidated with Edgen Murray therefrom (vs. actual acquisition date of August 19, 2010).
(2) Operating efficiency is defined as net sales less cost of sales (exclusive of depreciation and amortization) divided by operating expenses including depreciation and amortization expense.

Strong Cash Flows Support Continued Deleveraging

EDGEN GROUP



Net Leverage
7.4x
5.5x
4.4x
8
7
6
5
4
3
2
1
0
2010PF(1)
2011A
2012A

- Net debt of $632 million at December 31, 2012
- Refinanced Senior Secured Notes in October 2012 and reduced interest rate from 12.25% to 8.75%; Annual interest expense savings of approximately $9.7 million
- S&P corporate family rating upgrade to B+; Moody's corporate family rating upgrade to B3

(1) 2010PF presented as if the acquisition of B&L had occurred on January 1, 2010 and was consolidated with Edgen Murray therefrom (vs. actual acquisition date of August 19, 2010).

EDGEN GROUP

Strategic Focus: Balance of Consistent Growth and Debt Reduction

Predictable Net Sales Streams

2012 Net Sales by Order Type


MRO
11%
Project
44%
Onshore
Drilling
Programs
45%

Steady Growth Performance

- Targeting strategies to capture increasing share of customer spend
- Adding product offerings aligned to customers' procurement needs
- New sales offices in strategic locations to meet end market demand
- Over 500 new customers in 18 months delivering significant new revenue
- Continuous evaluation of tuck-in acquisitions for managed growth

Focus on Cash Flow

- Optimize sales mix
- Expand sourcing efficiencies
- Enhance operating leverage
- Effectively manage working capital and capital investment requirements

Focus on Capital Structure

- Reduce overall cost of debt
- 2013 net leverage target of less than 4.0x
- Long-term net leverage target of less than 2.0x

Summary


Attractive Financial Model
Extensive Offering of Specialized Products
Experienced and Motivated Management Team
Focused on Delivering Value to Our Customers and Returns to Our Stakeholders
Long-Standing Relationships with Major Global Suppliers and Customers
Favorable End-Market Dynamics
Local Business Model with Global Reach





Appendix







Connecting Specialized Products - Upstream

Offshore



High yield structural steel, including fabricated components for jack up rig applications (racks, chords and bracings)

Offshore construction grade steels

Low temperature impact toughness steel (suitable for arctic conditions)

Shipbuilding grade steels

Corrosion resistant alloys (CRAs),- Stainless Steel, Duplex, Super Duplex, Nickel alloys, Cu-Ni, and Titanium

Chrome moly (Cr-Mo) products for high temperature applications

Clad material

Tendon pipe

Valves – ball, gate, globe, check, plug, butterfly, needle and pneumatic and hydraulic automation and controls

Seamless and Welded OCTG
- Alloy, Chrome, Carbon, Stainless
- Corrosion Resistant, Pressure Tolerant, High Strength, High Collapse

Onshore



Connecting Specialized Products – Midstream & Downstream

Line pipe
ERW, DSAW, LSAW, HSAW, SMLS
API 5L X grades

Valves
Ball, gate, globe, check, plug, butterfly, needle and direct gas, gas over oil and pneumatic automation and controls

High yield fittings
Segmentable, induction bends, flanges, bolts, gaskets

Wellhead production equipment
API 12F storage tanks, frac tanks, gas buster tanks, tank trailers, heater treaters, gas/oil separators, HP sand separators, dehydrators

Midstream



Downstream



Corrosion Resistant Alloys (CRA) - duplex, super duplex and nickel alloy

Stainless steels – austenitic and super austenitic

Chrome moly (Cr-Mo) material (P grades)

High yield structural steel

Hydrogen Induced Cracking (HIC) resistant steels for sour service applications

Titanium

Low temperature carbon steel

Valves – ball, gate, globe, check, plug, butterfly, needle and electro hydraulic, electric and pneumatic automation and controls, electro hydraulic

Summarized Corporate Structure


Edgen Group Inc.
(U.S.)
(NYSE: EDG)
EDG Holdco LLC
(U.S.)
"EDG LLC" (1)
EM Holdings LLC
(U.S.)
Edgen Murray Corporation
(U.S.)
"EMC"
Subsidiaries, including EMGH Limited and its Subsidiaries
Bourland & Leverich Supply Co. LLC
(U.S.)
"B&L Supply"

(1) Edgen Group Inc. owns approximately 42% of the equity of EDG Holdco LLC and controls 100% of the voting power.

EDGEN GROUP